UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
(Exact name of registrant as specified in charter)

P.O. BOX 161465, MIAMI, FLORIDA 33116
(Address of principal executive offices) (Zip code)

THOMAS J. HERZFELD
P.O. BOX 161465, MIAMI, FL 33116
(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30/10

Date of reporting period: 7/01/09 - 6/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

THE HERZFELD CARIBBEAN BASIN FUND, INC.

ANNUAL REPORT
JUNE 30, 2010

The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Building
PO Box 161465
Miami, FL 33116
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL 33116
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA 02116
(617) 443-6870

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA 02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Auditors
Rothstein, Kass & Company, P.C.
4 Becker Farm Road
Roseland, NJ 07068

The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation.  To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela ("Caribbean Basin Countries"). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers,  including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders

August 4, 2010

Dear Fellow Stockholders:

We are pleased to present our annual report for the period ending June 30, 2010.  On that date the Fund’s net asset value was $6.12 per share, which represents a gain of 14.39% for the one-year period then ended.  The Fund’s share price closed the fiscal year at $5.67 per share, a decline of 6.59% for the twelve-month period.

Our focus on the Caribbean is two-fold: first, we look for companies which we believe will benefit from a resumption of trade with Cuba, and second, for companies in the region which we believe have good prospects even if there is no change in U.S. policy towards Cuba.

Cuba has been in the news lately, and we are excited about the prospect of a warming of political relations.  We continue to believe that the most important growth opportunities for the region will be tied to resumption of U.S. trade with Cuba, which has been prohibited by the U.S. trade embargo since 1962.

In July, Cuba announced it will release 52 political prisoners, the largest number we can recall ever being released at once.  This overture is expected to encourage U.S. political accommodation.

For instance, the Committee on Agriculture in the U.S. House recently proposed legislation that could lead to a lifting of the travel ban.  The Travel Restriction Reform and Export Enhancement Act (H.R. 4645) still has two committees to pass as well as the Senate.  If it does win approval, it would boost sales of agricultural products to Cuba, as well as lift travel restrictions for U.S. citizens.  Tourism-related companies, which include the Caribbean in their offerings, have been a cornerstone

Letter to Stockholders (continued)

of our portfolio, and in our opinion, the cruise lines are undoubtedly the best positioned of all our investments to be the first sector to profit from the passage of the Act.

There are indications that Cuba is also preparing for an increase in tourism, which may have already begun.  Last year, it was the only country in the Caribbean to see an increase in the number of visitors, of which half a million are believed to have been American.  In addition, its tourism industry, which includes hotels and restaurants, was the strongest sector of GDP growth.

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2010.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets
USA	57.86%	Seaboard Corporation	8.78%
Mexico	17.83%	Watsco Incorporated	7.55%
Panama	8.08%	Freeport McMoran Copper & Gold	7.03%
Colombia	5.36%	Coca Cola Femsa, S.A.B. de C.V. ADR	6.20%
Bahamas	4.76%	Copa Holdings S.A.	5.94%
Cayman Island	3.80%	Bancolombia, S.A.	5.36%
Puerto Rico	0.85%	Carnival Corp.	5.26%
Belize	0.44%	America Movil, S.A.B. de C.V. ADR	4.94%
Netherlands Antilles	0.11%	Norfolk Southern Corporation	4.91%
Cuba	0.00%	Royal Caribbean Cruises Ltd.	3.66%
Cash and Other Countries	0.91%

Daily net asset values and press releases by the Fund are available on the Internet at www.herzfeld.com.

Letter to Stockholders (continued)

We are pleased to announced that Ted S. Williams has joined the Board of Directors of the Fund, this time as an Independent Director, expanding the board to five members.

Ted was an officer of Thomas J. Herzfeld Advisors, Inc. from 1991 to 2007 and briefly served as an interested director of the Fund from 1997 to 1998.  Ted brings 24 years of experience in the securities industry, which includes five years on the floor of the New York Stock Exchange as a specialist.  We look forward to the opportunity to work with Ted once again in this new capacity.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld
Chairman of the Board, President and
Portfolio Manager

Erik M. Herzfeld
Portfolio Manager

Schedule of Investments as of June 30, 2010

Shares or Principal Amount	Description	Fair Value

Common stocks - 99.19% of net assets

Airlines - 6.35%
30,500	Copa Holdings, S.A.	$1,348,710
19,000	AirTran Holdings Inc.*	92,150

Banking and finance - 8.95%
24,280	Bancolombia, S.A.	1,217,156
39,000	Banco Latinoamericano de Exportaciones, S.A.	487,110
11,500	Doral Financial Corp.*	28,060
50,000	Popular Inc.	134,000
3,844	W Holding Co. Inc.*	961
11,000	Western Union Company	164,010

Communications - 12.93%
23,595	América Móvil, S.A.B. de C.V. ADR	1,120,763
35,600	América Móvil, S.A.B. de C.V. Series A	86,704
104,572	América Móvil, S.A.B. de C.V. Series L	248,355
8,698	Atlantic Tele-Network, Inc.	359,227
377,100	Fuego Enterprises Inc.*	6,034
22,516	Grupo Radio Centro, S.A.B. ADR	147,480
32,400	Grupo Televisa, S.A.B. ADR	564,084
40,000	Level 3 Communications*	43,600
80,304	Spanish Broadcasting System, Inc.*	91,546
15,000	Telefonos de Mexico, S.A.B. de C.V. ADR Series L	211,650
78,600	Telefonos de Mexico, S.A.B. de C.V. Series L	56,063

Conglomerates and holding companies - 0.44%
250,000	Admiralty Holding Company*	250
70,348	BCB Holdings Ltd.*	97,354
3,250	Shellshock Ltd. Ord.*	2,553

Construction and related - 5.07%
37,806	Cemex S.A.B. de C.V. ADR	365,584
53,645	Cemex S.A.B. de C.V. Series CPO	52,211
20	Ceramica Carabobo Class A ADR (Note 2)*	--
78,132	Mastec, Inc.*	734,441

*Non-income producing

See accompanying notes.

Schedule of Investments as of June 30, 2010 (continued)

Shares or Principal Amount	Description	Fair Value

Consumer products and related manufacturing - 8.16%
13,273	Grupo Casa Saba, S.A.B. de C.V. ADR	$139,499
29,600	Watsco Incorporated	1,714,432

Food, beverages and tobacco - 8.80%
14,000	Chiquita Brands International Inc.*	170,100
53,874	Cleanpath Resources Corp.*	593
22,500	Coca Cola Femsa, S.A.B. de C.V. ADR	1,408,275
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	82,161
16,690	Fresh Del Monte Produce Inc.*	337,806

Housing - 2.60%
42,500	Lennar Corporation	591,175

Investment companies - 0.01%
4,420	Shellproof Limited*	2,645

Leisure - 10.28%
39,500	Carnival Corp.	1,194,480
36,500	Royal Caribbean Cruises Ltd.*	831,105
8,029	Steiner Leisure Ltd.*	308,635

Medical - 0.34%
8,386	Micromet Inc.*	52,328
800	Orthofix International N.V.*	25,640

Mining - 7.07%
27,000	Freeport McMoran Copper & Gold, Inc.	1,596,510
3,863	Grupo México, S.A.B. de C.V. Series B	9,204

Pulp and paper - 0.17%
6,100	Kimberly-Clark de México, S.A.B. de C.V. Series A	35,560

Railroad - 5.78%
21,000	Norfolk Southern Corporation	1,114,050
20,000	Rail America Inc.*	198,400

*Non-income producing

See accompanying notes.

Schedule of Investments as of June 30, 2010 (continued)

Shares or Principal Amount	Description	Fair Value

Retail - 1.11%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	$51,059
90,222	Wal-Mart de México, S.A.B. de C.V. Series V	200,619

Service -0.01%
700	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	3,206

Trucking and marine freight - 14.42%
12,280	Grupo TMM, S.A.B. ADR*	28,244
1,321	Seaboard Corporation	1,994,710
2,000	Seacor Holdings, Inc.	141,320
20,000	Teekay Corporation	523,400
8,361	Teekay LNG Partners LP	248,823
76,497	Trailer Bridge, Inc.*	237,906
23,000	Ultrapetrol Bahamas Ltd.*	100,050

Utilities - 6.49%
12,000	Caribbean Utilities Ltd. Class A	101,520
66,841	Consolidated Water, Inc.	760,651
700	Cuban Electric Company (Note 2)*	420
40,500	Teco Energy Inc.	610,335

Other - 0.21%
100,000	Cuba Business Development (Note 2)*	--
13,000	Impellam Group*	16,337
55,921	Margo Caribe, Inc.*	29,638
895	Siderurgica Venezolana Sivensa, S.A. ADR*	2,148
79	Siderurgica Venezolana Sivensa, S.A. Series B*	189
45,000	Xcelera, Inc. (Note 2)*	--
Total common stocks (cost $25,024,075)		$22,523,229

*Non-income producing

See accompanying notes.

Schedule of Investments as of June 30, 2010 (continued)

Shares or Principal Amount	Description	Fair Value

Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default (Cost $63,038) (Note 2)*	--

Other assets less liabilities - 0.81% of net assets		$183,919

Net assets - 100%		$22,707,148

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America	57.86%
Mexico	17.83%
Panama	8.08%
Colombia	5.36%
Other, individually under 5%**	10.87%
100.00%

*Non-income producing
**includes other assets less liabilities of 0.81%

See accompanying notes.

Statement of Assets and Liabilities as of June 30, 2010

ASSETS

Investments in securities, at fair value (cost $25,087,113) (Notes 1 and 2)	$22,523,229
Cash	1,287,474
Dividends receivable	18,718
Other assets	18,867

TOTAL ASSETS	23,848,288

LIABILITIES

Payable for investments purchased	$1,026,471
Accrued investment advisor fee (Note 3)	90,924
Other payables	23,745

TOTAL LIABILITIES		1,141,140

NET ASSETS (Equivalent to $6.12 per share based on 3,713,071 shares outstanding)		$22,707,148

Net assets consist of the following:

Common stock, $.001 par value; 100,000,000 shares authorized; 3,713,071* shares issued and outstanding		$3,713
Additional paid-in capital		26,856,478
Accumulated net investment loss and net realized loss on investments		(1,589,159)
Net unrealized loss on investments (Notes 4 and 5)		(2,563,884)

NET ASSETS		$22,707,148

* 213,222 shares issued through dividend reinvestment plan and 1,812,293 shares issued through rights offering (Note 6)

See accompanying notes.

Statement of Operations Year Ended June 30, 2010

INVESTMENT INCOME AND EXPENSES
Dividends and interest		$405,522

Investment advisor fees (Note 3)	$345,712
Professional fees	99,331
Custodian fees	54,000
Insurance	44,131
CCO salary	26,913
Printing and postage	20,464
Transfer agent fees	17,500
Director fees	15,600
Listing fees	15,000
Proxy services	4,636
Other	9,165
Total investment expenses		652,452

NET INVESTMENT LOSS		(246,930)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	1,631,231
Net increase in unrealized appreciation (depreciation) on investments and foreign currency	1,441,347

NET GAIN ON INVESTMENTS		3,072,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$2,825,648

See accompanying notes.

Statements of Changes in Net Assets
Years Ended June 30, 2010 and 2009

	2010	2009

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(246,930)	$(170,012)
Net realized gain (loss) on investments and foreign currency	1,631,231	(2,917,743)
Net increase (decrease) in unrealized appreciation (depreciation) on investments and foreign currency	1,441,347	(3,377,841)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,825,648	(6,465,596)

DISTRIBUTIONS TO STOCKHOLDERS
Net investment income	--	(600,032)
Long-term realized gains	--	(183,426)

NET DISTRIBUTIONS TO STOCKHOLDERS	--	(783,458)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,825,648	(7,249,054)

NET ASSETS

Beginning	19,881,500	27,130,554

Ending	$22,707,148	$19,881,500

See accompanying notes.

Financial Highlights
Years Ended June 30, 2006 through 2010

	2010	2009	2008	2007	2006

PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for the year)
Net asset value, beginning of year	$5.35	$7.31	$9.77	$8.08	$7.33

Operations:
Net investment income (loss)1	(0.07)	(0.05)	0.22	(0.14)	(0.16)
Net realized and unrealized gain (loss) on investment transactions1	0.84	(1.70)	(1.40)	2.83	1.08
Total from operations	0.77	(1.75)	(1.18)	2.69	0.92

Distributions:
From net investment income	--	(0.16)	(0.06)	--
From net realized gains	--	(0.05)	(1.22)	(1.00)	(0.17)
Total distributions	--	(0.21)	(1.28)	(1.00)	(0.17)

Net asset value, end of year	$6.12	$5.35	$7.31	$9.77	$8.08

Per share market value, end of year	$5.67	$6.07	$7.69	$13.59	$7.57

Total investment return (loss) based on market value per share	(6.59%)	(17.73%)	(34.29%)	94.61%	22.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$22,707	$19,882	$27,131	$16,481	$13,553
Ratio of expenses to average net assets	2.78%	3.02%	2.74%	3.28%	3.37%
Ratio of net investment income (loss) to average net assets	(1.05%)	(0.84%)	1.70%	(1.83%)	(1.95%)
Portfolio turnover rate	27%	17%	25%	28%	40%

1Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each year presented. For 2008, amounts were computed using the weighted average outstanding shares due to the significant one-time increase in shares from the rights offering.

See accompanying notes.

Notes to Financial Statements

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol "CUBA".

The Fund’s investment objective is to obtain long-term capital appreciation.  The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, "Caribbean Basin Companies").  Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries.  This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders.  The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

At June 30, 2010, the Fund had foreign investments in companies operating principally in Mexico and Panama representing approximately 18% and 8% of the Fund’s net assets, respectively.

The Fund’s custodian and transfer agent is State Street Bank & Trust Company ("SSBT"), 200 Clarendon Street, PO Box 9130, Boston, Massachusetts  02117.

Security Valuation

In accordance with accounting principles generally accepted in the United States of America ("GAAP"), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches.  In accordance with GAAP, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Notes to Financial Statements

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	quoted prices in active markets for identical investments
Level 2:	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3.  In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date

Notes to Financial Statements

are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2010:

LEVEL	Investments in Securities
Level 1	$22,176,875
Level 2	$346,354
Level 3	$0*

*See Note 2, non-marketable securities owned

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities at Value
Balance as of 6/30/09	$0
Unrealized gain/(loss)	(29,657)
Net purchases/(sales)	25,000
Transfer in/out of Level 3	4,657
Balance as of 6/30/10	$0

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT.  Credit balances used to reduce the Fund’s custodian fees for the year ended June 30, 2010 were approximately $11.  Discounts and premiums on debt securities purchased are amortized over the life of the respective securities.  It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Notes to Financial Statements

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT.  The Fund transacts with other brokers, including its introducing broker, Thomas J. Herzfeld & Co., Inc.  The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders.  Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  For the year ended June 30, 2010, the Fund did not declare a distribution.

Notes to Financial Statements

NOTE 2. NON-MARKETABLE AND RESTRICTED SECURITIES OWNED

Investments in securities, include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038.  The bonds were listed on the New York Stock Exchange and had been trading in default since 1960.  A "regulatory halt" on trading was imposed by the New York Stock Exchange in July 1995 and trading in the bonds was suspended as of December 28, 2006.  The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue.  As of June 30, 2010, the position was valued at $0 by the Board of Directors, which approximates the bonds’ fair value.

Investments in securities also include 45,000 shares of Xcelera, Inc., 20 shares of Ceramica Carabobo Class A ADR and 100,000 shares of Cuba Business Development.   As of June 30, 2010, the positions were valued at $0 by the Board of Directors, which approximates their fair value.

Two of the Fund’s holdings are currently segregated and restricted from transfer because they appear on the OFAC list.  These securities are: $165,000 principal value Republic of Cuba, 4.5%, 1977 in default with a fair value of $0, and 700 shares of Cuban Electric Company with a fair value of $420.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets.  Total fees for the year ended June 30, 2010 amounted to $345,712, of which $90,924 is payable as of June 30, 2010.

During the year ended June 30, 2010, the Fund paid $13,367 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor, at an average cost per share of $0.021.

A director of the Fund serves on the Board of Directors of Margo Caribe, Inc., a company in which the Fund has an investment.

A director of the Fund is the owner of the Advisor and Thomas J. Herzfeld & Co., Inc.

The Fund reimbursed the Advisor in the amount of $26,913 for the portion of the chief compliance officer’s (the "CCO") salary determined to be attributable to the services provided as CCO of the Fund.

NOTE 4. INVESTMENT TRANSACTIONS

During the year ended June 30, 2010, purchases and sales of investment securities were $7,275,202 and $5,797,402, respectively.

Notes to Financial Statements

At June 30, 2010, the Fund’s investment portfolio had gross unrealized gains of $2,761,723 and gross unrealized losses of $5,325,607, resulting in a net unrealized loss of $2,563,884 for financial statement purposes.

NOTE 5. INCOME TAX INFORMATION

For financial statement purposes, the Fund’s net investment loss for the year ended June 30, 2010 does not differ from the net investment loss for tax purposes.  Realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

As of June 30, 2010, for tax purposes the Fund’s undistributed net investment loss was $0 and its undistributed realized loss ("capital loss carryforward") on investments was $735,871.  This capital loss carryforward will expire, if unutilized, as of December 31, 2018.  Additionally, the Fund has Post October capital losses as of June 30, 2010, which is deferred until 2011 for tax purposes, of $31,756.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $532,903 due to wash sale adjustments.  As of June 30, 2010, gross unrealized gains were $2,228,820 and gross unrealized losses were $5,325,607 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2010 result from differences between book and tax accounting for the characterization of distributions and the write-off of the Fund’s net investment loss for tax purposees.  Such amounts have been reclassified as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments	Additional Paid in Capital
Year ended June 30, 2010	$246,930	$41,698	($288,628)

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.  Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2007.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.  This policy has been applied to all existing tax positions upon the Fund’s initial adoption for the period ended June 30, 2008.  Based on its analysis, the Fund has determined that the adoption of this policy did not have

Notes to Financial Statements

a material impact on the Fund’s financial statements upon adoption.  However, the Fund’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of and changes to tax laws, regulations and interpretations thereof.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses.  There were none for the period ended June 30, 2010.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering.  Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date.  The rights entitled the stockholders to purchase one new common share for every right held.  In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 additional shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund’s common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days.  The final subscription price was $10.04 per share.  Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284.  The net asset value of the Fund’s common shares was increased by approximately $0.09 per share as a result of the share issuance.

Year-End Distributions

On January 5, 2009, the Fund paid a year-end distribution of $0.211 per share paid in stock.  Stockholders were also given the option of receiving the payment in cash.  Shares were purchased in the open market to pay the distribution at a reinvestment price of $4.9896 per share including brokerage commissions.

On January 9, 2008, the Fund issued 213,222 common shares in connection with a year-end distribution of $1.28 per share paid in stock.  Stockholders were also given the option of receiving the payment in cash.  Shares were issued at $7.94 per share, equal to the net asset value of the Fund on the payable date of January 9, 2008.  New shares were issued at net asset value per share, therefore the reinvestment of distributions had no effect on net asset value.

No distribution was declared during the fiscal year ended June 30, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) as of June 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2010, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Roseland, New Jersey
August 16, 2010

Directors and Officers of the Fund

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Interested Director
Thomas J. Herzfeld* PO Box 161465 Miami, FL 33116 Age: 65	President, Portfolio Manager, Chairman, Director	three years; 1993 to present	Chairman and President of Thomas J. Herzfeld & Co., Inc., a broker dealer, and Thomas J. Herzfeld Advisors, Inc.	2	The Cuba Fund, Inc. (in registration)
Independent Directors
Ann S. Lieff c/o The Herzfeld Caribbean Basin Fund, Inc. PO Box 161465 Miami, FL 33116 Age: 58	Director	three years; 1998 to present	President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director to several retail operations, 1998-present; former CEO Spec’s Music 1980-1998, a retailer of recorded music.	1	Hastings Entertainment, Inc.; Birks & Mayors, Inc.; Furniture Brands International, Inc.

Michael A. Rubin c/o The Herzfeld Caribbean Basin Fund, Inc. PO Box 161465 Miami, FL 33116 Age: 68	Director	three years; 2002 to present	Partner of Michael A. Rubin P.A., attorney at law; Broker, Oaks Management & Real Estate Corp., a real estate corporation	1	Margo Caribe, Inc.

Kay W. Tatum, Ph.D., CPA c/o The Herzfeld Caribbean Basin Fund, Inc. PO Box 161465 Miami, FL 33116 Age: 58	Director	three years; 2007 to present	Associate Professor of Accounting, University of Miami School of Business Administration, 1992 present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None

Ted S. Williams c/o The Herfzeld Caribbean Basin Fund, Inc. PO Box 161465 Miami, FL 33116 Age: 48	Director	three years; 2010 to present	Vice President, Thomas J. Herzfeld Advisors, Inc. 1991-2007	1	None

- 22 - and - 23 -

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director

Officers
Erik M. Herzfeld PO Box 161465 Miami, FL 33116 Age: 37	Portfolio Manager	2008 to present	Portfolio Manager and Head of Alternative Strategies, Thomas J. Herzfeld Advisors, Inc. 2007-present; Vice President JPMorgan Chase 2000-2007, foreign exchange option trading	N/A

Cecilia L. Gondor PO Box 161465 Miami, FL 33116 Age: 48	Secretary, Treasurer	1993 to present	Executive Vice President of Thomas J. Herzfeld & Co., Inc., a broker dealer, and Thomas J.	N/A

* Mr. Thomas J. Herzfeld is considered an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act and the rules thereunder because of his position with the Advisor.

NASDAQ Listing

On May 19, 2010, Ann S. Lieff, an independent director of the Fund, resigned from her position on the Fund’s audit committee, but she remains as a member of the Board.  The resignation resulted in the audit committee being composed of two independent members rather than the required three independent members.  Accordingly, the Fund notified the NASDAQ that the composition of its audit committee did not comply with the audit committee composition requirement under NASDAQ Listing Rule 5605(c)(2)(A) ("Rule") due to one vacancy on the audit committee.  On July 1, 2010, during the relevant cure period, Ted S. Williams was appointed as an independent director to the Fund’s Board of Directors, expanding the Board to five members.  Mr. Williams was also appointed to the nominating committee and audit committee.  Mr. Williams’ appointment to the audit committee satisfied the NASDAQ Listing Rule.  On July 6, 2010, the Fund received notification from NASDAQ that the Fund now complies with the Rule.

Additional Portfolio Manager

In November 2008, Mr. Erik M. Herzfeld was appointed as a portfolio manager of the Fund.  Prior to his appointment as a portfolio manager, Mr. Thomas J. Herzfeld was sole portfolio manager of the Fund.  Erik joined Thomas J. Herzfeld Advisors, Inc. in February, 2007.  Before Thomas J. Herzfeld Advisors, Inc., Erik served in quantitative research and trading roles with both Lehman Brothers and JPMorgan, where he served as a Vice President in New York and Asia. Erik is a graduate of Johns Hopkins University with a degree in Economics and holds a Masters Degree from the MIT Sloan School of Management.

- 24 - and - 25 -

Privacy Policy

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Proxy Voting Policies and Procedures

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Information on how the investment adviser voted proxies on the Fund’s behalf for the twelve month period ended June 30 is provided in the Fund’s Form N-PX which is is available on the SEC’s EDGAR database at www.sec.gov.  In addition, the Form N-PX can be reviewed and copied at the SEC’s public reference room in Washington, D.C.  More  information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

Quarterly Portfolio Reports

The Fund files quarterly schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q is available by link on the Fund’s website at www.herzfeld.com/cuba.htm, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov.  In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C.  More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2009 and 2010.

Fiscal Year Ended June 30,	Audit Fees	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)

2009	$48,500	$0	$5,750	$0
2010	$48,500	$0	$6,000	$0

(2) These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns.

(3) These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2009 and 2010 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2009 and $0 for 2010.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2010, the registrant's audit committee was comprised of Kay W. Tatum and Michael A. Rubin.

(b) Not applicable.

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Thomas J. Herzfeld, Chairman and President of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 31, 2010.

Erik M. Herzfeld, Portfolio Manager of The Herzfeld Caribbean Basin Fund, Inc. serves as a portfolio manager of the Fund and has held this position since 2008. Before joining the Fund's investment adviser in 2007, Erik served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of August 31, 2010.

(a)(2)(i) and (ii) Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld are also portfolio managers for approximately 90 other accounts comprising $54 million under management, and 0 pooled investment vehicles comprising $0 under management, however, none of the these accounts are managed with an investment strategy similar to the Fund's. The Fund is the only investment company managed by Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld; the Fund has total assets of approximately $23 million.

(a)(2)(iii) No accounts are charged fees based on performance. For accounts other than the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Mr. Thomas J. Herzfeld's or Mr. Erik M. Herzfeld's management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The advisor and the Fund have adopted procedures overseen by the Chief Compliance Officer ("CCO") intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other account. The CCO of the Fund reports directly to the Board of Directors at least annually.

(a)(3) Mr. Thomas J. Herzfeld and Mr. Erik M. Herzfeld receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. Thomas J. Herzfeld is 100% owner of the Advisor, a Subchapter S Corporation, therefore he profits from the success of the Advisor and is taxed on its profits. Portfolio managers, other than Thomas J. Herzfeld, are paid a fixed salary by the Advisor. In addition, the Advisor retains the ability to pay bonuses based on the overall profitability of the Advisor, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's performance, nor the value of a particular client or account, including the value of the Fund's assets.

(a)(4)(a) Range of value of shares of the Fund owned by Mr.  Thomas J.  Herzfeld as of June 30, 2010: $500,001-$1,000,000. Range of value of shares of the Fund owned by Mr. Erik M. Herzfeld as of June 30, 2010: $100,001-$500,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning January 1, 2010 and ending January 31, 2010)	0	n/a	n/a	n/a
Month #2 (beginning February 1, 2010 and ending February 28, 2010)	0	n/a	n/a	n/a
Month #3 (beginning March 1, 2010 and ending March 31, 2010)	0	n/a	n/a	n/a
Month #4 (beginning April 1, 2010 and ending April 30, 2010)	0	n/a	n/a	n/a
Month #5 (beginning May 1, 2010 and ending May 31, 2010)	0	n/a	n/a	n/a
Month #6 (beginning June 1, 2010 and ending June 30, 2010)	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics is filed as Exhibit 99.CodeEth to the N-CSR filing dated 11/11/2008.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By: /s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: August 31, 2010

By: /s/ Cecilia L. Gondor
Cecilia L. Gondor
Secretary and Treasurer
(Principal Financial Officer)

Date: August 31, 2010

APPENDIX A
THE HERZFELD CARIBBEAN BASIN FUND, INC.
Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

The Fund shall include in its annual report to stockholders:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities (3); and

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

The Fund shall also include in its annual and semi-annual reports to stockholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time

______________

(1)This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

(2)As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

(3)This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

(4)Id.

(5)This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

(6)Id.

THOMAS J. HERZFELD ADVISORS, INC.

PROXY VOTING

POLICIES AND PROCEDURES

I.	POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

Cecilia Gondor, Executive Vice President of the Adviser, is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below) (the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

Cecilia Gondor is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:		Oppose

	b.	Proposals to limit the ability of shareholders to call special meetings;

	c.	Proposals to require super majority votes;

	d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

	e.	Proposals regarding "poison pill" provisions; and

	f.	Permitting "green mail".

2.	Providing cumulative voting rights.		Oppose

3.	"Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight.	Approve

5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve

6.	Date and place of annual meeting.	Approve

7.	Limitation on charitable contributions or fees paid to lawyers.	Approve

8.	Ratification of directors' actions on routine matters since previous annual meeting.	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

10.	Limiting directors' liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Rotate annual meeting location/date	Approve

15.	Establish a staggered Board	Approve

16.	Eliminate director mandatory retirement policy	Case-by-Case

17.	Option and stock grants to management and directors	Case-by-Case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

EXHIBIT A

Chief Executive Officer - Thomas J. Herzfeld

Chief Financial Officer - Cecilia L. Gondor